SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) November 16, 2004
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                    Puradyn Filter Technologies Incorporated
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             (Exact name of registrant as specified in its chapter)


Delaware                              0-29192                    14-1708544
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(State or other jurisdiction       (Commission               (I.R.S.Employer
of incorporation)                   File Number)             Identification No.)


2017 High Ridge Road, Boynton Beach, Florida                       33426
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (561) 547-9499
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01   Changes in Registrant's Certifying Accountant

         DaszkalBolton LLP ("DaszkalBolton "), by letter dated November 16, 2004, was engaged as the independent registered public accounting firm for Puradyn Filter Technologies Incorporated ("the Company").

         (i) The Company has not consulted with DaszkalBolton regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

         (ii)There have been no disagreements between the Company and the former certifying accountant, Ernst & Young LLP, for which DaszkalBolton was consulted upon.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 18, 2004           PURADYN FILTER TECHNOLOGIES INCORPORATED

                                    By /s/ Richard C. Ford
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                                    Richard C. Ford
                                    Chief Executive Officer


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